SCUDDER
                                                                     INVESTMENTS

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BOND/TAX FREE
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Scudder California
Tax Free Fund









Annual Report
March 31, 2001

Scudder California Tax Free Fund seeks income that is exempt from California personal and regular federal income taxes.

Contents
--------------------------------------------------------------------------------

              4    Letter from the Fund's President

              6    Performance Update

              8    Portfolio Summary

              9    Portfolio Management Discussion

             14    Glossary of Investment Terms

             15    Investment Portfolio

             24    Financial Statements

             27    Financial Highlights

             28    Notes to Financial Statements

             35    Report of Independent Accountants

             36    Tax Information

             37    Officers and Trustees

             38    Account Management Resources

Scudder California Tax Free Fund

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ticker symbol SCTFX                                              fund number 043
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Date of Inception:       o  Scudder California Tax Free Fund posted a total
7/22/83 return of 10.11% for its most recent fiscal year ended March 31, 2001.

                         o  As of March 31, 2001, Scudder California Tax Free
Total Net Assets as         Fund's 30-day net annualized SEC yield was 3.95%,
of 3/31/01:                 equivalent to a 7.21% taxable yield for California
$324 million                investors subject to the 45.22% combined federal and
                            state income tax rate.


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30-Day Yield on March 31, 2001
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

--------------------------------------------------------------------------------

                  3.95                         7.21

                Scudder                   Taxable Yield
               California                Needed to Equal
             Tax Free Fund               the Fund's Yield


--------------------------------------------------------------------------------

                        o The fund ranked in the top 15% of similar California tax-exempt funds over the three-, five-, and 10-year periods ended March 31.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder California Tax Free Fund's most recent fiscal year ended March 31, 2001. The fund posted a 10.11% total return for the 12-month period, and placed within the top 15% of similar funds for total return over the three-, five-, and ten-year periods ended March 31. During the period the fund benefited from its positioning in municipal bonds with maturities of 15 years or less.

Municipal bonds currently represent attractive value when compared with U.S. government securities: On average, yields of 10-year municipal bonds were 88% as high as yields of comparable Treasuries as of March 31. This means that -- on an after-tax basis -- an individual in an income tax bracket as low as 13% could be better off owning municipal securities over Treasuries. Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness.

Scudder California Tax Free Fund seeks income that is exempt from California personal and regular federal income taxes. It does this by investing most of its assets in a broadly diversified portfolio of California municipals bonds that finance public transportation, road and bridge construction, state colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making decisions, the managers weigh a number of factors against each other, from national and state economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 19 for additional information on the fund's performance, strategy, and outlook.

Thank you for investing with Scudder California Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at myScudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder California Tax Free Fund

Performance Update
--------------------------------------------------------------------------------
                                                                  March 31, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

             Scudder California Tax Free    Lehman Brothers Municipal
                   Fund -- Class S                 Bond Index*

          '91           10000                        10000
          '92           11074                        11000
          '93           12749                        12378
          '94           12914                        12665
          '95           13786                        13606
          '96           14890                        14747
          '97           15700                        15552
          '98           17561                        17220
          '99           18576                        18288
          '00           18537                        18269
          '01           20411                        20266


                          Yearly periods ended March 31


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                          Total Return
                               Growth of                               Average
Period ended 3/31/2001          $10,000             Cumulative          Annual
--------------------------------------------------------------------------------
Scudder California Tax Free Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $  11,011               10.11%           10.11%
--------------------------------------------------------------------------------
5 year                         $  13,708               37.08%            6.51%
--------------------------------------------------------------------------------
10 year                        $  20,411              104.11%            7.40%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  11,093               10.93%           10.93%
--------------------------------------------------------------------------------
5 year                         $  13,742               37.42%            6.56%
--------------------------------------------------------------------------------
10 year                        $  20,266              102.66%            7.31%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER CALIFORNIA TAX FREE FUND -- CLASS S TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX* TOTAL RETURN (%)

BAR CHART DATA:


                                  Yearly periods ended March 31

                1992  1993   1994   1995   1996   1997  1998   1999   2000   2001
----------------------------------------------------------------------------------
Fund Total
Return (%)      10.74 15.13   1.30   6.75   8.01   5.44 11.85   5.78   -.21  10.11
----------------------------------------------------------------------------------
Index Total
Return (%)      10.02 12.52   2.32   7.43   8.38   5.45 10.73   6.20   -.10  10.93
----------------------------------------------------------------------------------
Net Asset
Value ($)       10.60 11.05  10.02  10.07  10.36  10.39 11.06  11.18  10.64  11.16
----------------------------------------------------------------------------------
Income
Dividends ($)     .61   .59    .53    .51    .51    .52   .52    .51    .51    .52
----------------------------------------------------------------------------------
Capital Gains
Distributions ($) .28   .49    .68    .09     --    .01   .02     --    .01     --
----------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

     On October 2, 2000, existing shares of the Fund were redesignated as Class
     S. The total return information is for the Fund's Class S shares.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                                  March 31, 2001

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Diversification
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    State General Obligation/                              The fund invests in a
    Lease                       12%                           broad selection of
    County General Obligation/                              California municipal
    Lease                        9%                                       bonds.
    School District/Lease        9%
    Electric Revenue             9%
    Housing Finance Authority    8%
    Sales/Special Tax            8%
    Other General Obligation/
    Lease                        7%
    Hospital/Health Revenue      7%
    Water and Sewer Revenue      5%
    Miscellaneous Municipal     26%
------------------------------------
                               100%
------------------------------------



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Quality
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    AAA*                        59%                            Overall portfolio
    AA                          11%                        quality remains high,
    A                           16%                             with over 85% of
    BBB                          5%                         portfolio securities
    Not Rated                    9%                      rated A or better as of
                                                                       March 31.
------------------------------------
                               100%
------------------------------------

    Weighted average quality: AA

    *  Includes Cash Equivalents


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Effective Maturity
--------------------------------------------------------------------------------

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1 year             3%                         Over the period, the
    1-5 years                   13%                      fund strongly benefited
    5-8 years                   16%                                from its high
    8-15 years                  49%                             concentration in
    Greater than 15 years       19%                         municipal bonds with
                                                         maturities ranging from
                                                                  8 to 15 years.
------------------------------------
                               100%
------------------------------------

    Weighted average effective
    maturity: 10.5 years





For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                  March 31, 2001

Dear Shareholders,

Interest rate reductions by the Federal Reserve Board sparked a rally by municipal bonds during Scudder California Tax Free Fund's most recent fiscal year. The fund's 10.11% total return for the 12 months ended March 31, 2001 was in keeping with the 10.41% average return of 67 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of March 31 was 3.95%, equivalent to a 7.21% taxable yield for California investors subject to the 45.22% combined federal and state income tax rate.

In addition, the fund ranked in the top 15% of similar California tax-free funds over the three-, five-, and ten-year periods ended March 31. Please see the accompanying table for additional information concerning the fund's returns.

California Update

Beginning with rolling blackouts in summer 2000, an electric power crunch has gripped California. Surging demand for power fed by a booming population and economy, combined with a shortage of generating capacity and a flawed attempt at electricity deregulation has led to the blackouts, a high potential for further blackouts (especially during the summer), higher electricity rates, and the bankruptcy or near bankruptcy of the State's major investor-owned utilities. Attempting to stabilize the

--------------------------------------------------------------------------------
Scudder California Tax Free Fund:
Top-Tier Long-Term Performance

(Average annual returns for periods ended March 31, 2001)
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                  Scudder
                 California
               Tax Free Fund     Lipper                  Number of    Percentile
Period             Return       Average     Rank       Funds Tracked     Rank
--------------------------------------------------------------------------------
1 Year             10.11%        10.41%     67    of       111         60%
3 Years             5.14%         4.33%     14    of        95         Top 15%
5 Years             6.51%         5.79%     10    of        80         Top 13%
10 Years            7.40%         6.74%      5    of        39         Top 13%
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

market, State government has purchased power since January 2001, utilizing surplus revenues in California's General Fund. As a result, the State's credit quality and ratings have become volatile and vulnerable to downgrades. The rating agencies are concerned about the continuing cash drain from the State's General Fund as well as the potential for economic stress caused by higher electricity rates and the rolling blackouts.

California's credit vulnerability is occurring in spite of otherwise favorable State credit quality. The State's economy is exhibiting economic strength, and leading the country in job growth. California's unemployment rate is trending down, personal income continues to increase, deficit borrowing has ceased, and the State has been making progress in replenishing its thin reserves. However, unless there is a satisfactory resolution to the power problem, and until the State has replenished the General Fund with proceeds of a proposed electricity revenue bond sale, the State's general obligation bond rating will continue to be vulnerable to downgrades. California State government is one of the largest issuers of municipal debt with about $30 billion of General Fund-supported debt outstanding. The size of the State and its wealth levels mitigate the impact which debt of that magnitude could have.

Market Environment

By the close of 2000, most economic releases confirmed that U.S. economic growth had slowed considerably. Declines in stock market averages, higher unemployment, sliding retail sales, and slumping corporate earnings prompted the Federal Reserve Board (the Fed) to cut interest rates five times during the period from January 3 to May 15. The magnitude of the cuts in such a short period was unprecedented, and arose from the Fed's concern that the pace of the late 2000 economic slowdown could lead to a recession (i.e., two consecutive quarters of economic retraction, or negative Gross Domestic Product).

Treasury securities -- which typically react faster than other fixed income securities to changes in the interest rate environment -- began a rally in advance of the Fed's moves. The municipal bond market waited until the first cuts took place, than staged its own rally. Over the 12-month period ended March 31, yields of 10-year municipal bonds declined more than three quarters of a percentage point and their prices increased 6.13%. By contrast, yields of 10-year Treasury bonds declined just over one percentage point and their prices increased 8.34% during the period. During the first quarter of 2001, municipal bond yield declines (and resulting bond price increases) were partially offset by a 44% increase in the supply of tax-free bonds compared with the first quarter of 2000, due to increases in bond issuance and bond refundings (where state agencies and municipalities essentially refinance and reissue bonds at a lower interest rate).

Portfolio Strategy

Over the 12-month period ended March 31, we positioned the majority of Scudder California Tax Free Fund's holdings in the 8-15 year bond maturity range. Because that portion of the municipal bond yield curve (see glossary on page 14) strongly benefited from interest rate reductions during the period, the fund performed well.

We also retained two important elements of the fund's long-term strategy: First, we focused on premium "cushion" bonds -- high yielding bonds trading at a premium price to their issuing face value that can be redeemed or "called" prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. At the same time, we continued the fund's strong emphasis on call protection -- generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Though

"structured" bonds -- premium cushion bonds as well as noncallable bonds -- are more popular than ever within our industry (and therefore slightly more expensive than in the past), we feel that their long-term return potential more than justifies their cost.

In addition, credit spreads -- the difference in yield between higher- and lower-rated bonds -- remained at historically wide levels. For this reason we continued to selectively add to credits which we deemed to be appropriate risks. The fund's overall portfolio quality remains high, with 70% of portfolio securities rated AAA or AA at the close of the period. We continue to invest in a broad selection of California tax-exempt issues, including general obligation, water/sewer, and hospital/health care bonds.

Outlook

The Federal Reserve's recent policy of attempting to stave off recession through interest rate cuts has been aggressive, and we expect the Fed to continue to pursue it. We believe the policy will be effective, and should strongly benefit municipal bonds across the maturity spectrum. Because yields of intermediate-maturity municipal bonds have already come down substantially, we think that the most attractive opportunities over the coming months will come from extending the fund's maturity slightly to benefit from yield declines in longer-term bonds. Scudder California Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal and California income taxes.

Sincerely,

Your Portfolio Management Team

/s/Eleanor R. Brennan                                   /s/Philip G. Condon

Eleanor R. Brennan                                      Philip G. Condon

/s/Matthew J. Caggiano

Matthew J. Caggiano

Scudder California Tax Free Fund:
A Team Approach to Investing

Scudder California Tax Free Fund is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Co-lead Portfolio Manager Eleanor R. Brennan assumed responsibility for the fund's day-to-day management in 1999. Ms. Brennan joined the Advisor in 1995 and has 13 years of experience in municipal investing and portfolio management.

Co-lead Portfolio Manager Philip G. Condon joined the Advisor in 1983 and has over 22 years of experience in municipal investing and portfolio management. Mr. Condon joined the fund in 2000.

Portfolio manager Matthew J. Caggiano joined the fund in 1999. Mr. Caggiano, who joined the Advisor in 1989, is the principal trader for the Advisor's institutional municipal bond accounts.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years
                      -- and to repay the face amount of the bond at its maturity date.

   Diversification    The spreading of risk by investing in several asset
                      categories, industry sectors, or individual securities. An investor with a broadly diversified portfolio will likely
                      receive some protection from the price declines of an
                      individual asset class.

          Duration A measure of bond price volatility. Duration can be defined as the approximate percentage change in price for a 100 basis point (one single percentage point) change in market interest rate levels. A duration of 5, for example, means that the price of a bond should rise by approximately 5% for a one percentage point drop in interest rates, and fall by 5% for a one percentage point rise in interest rates.

    Municipal Bond    An interest-bearing debt security issued by a state
                      or local government entity.

Taxable Equivalent    The level of yield a fully taxable instrument would have to
             Yield    provide to equal that of a tax-free municipal bond on an
                      after-tax basis.

  30-Day SEC Yield    The standard yield reference for bond funds,
                      based on a formula prescribed by the SEC. This annualized
                      yield calculation reflects the 30-day average of the
                      income earnings capability of every holding in a given
                      fund's portfolio, net of expenses, assuming each is held
                      to maturity.

       Yield Curve    A graph showing the term structure of interest rates
                      by plotting the yields of all bonds of the same quality
                      with maturities ranging from the shortest to the longest
                      available. The resulting curve shows the relationship
                      between short-, intermediate-, and long-term interest
                      rates.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

An expanded list of terms is located at our Web site, myScudder.com.

Investment Portfolio                                        as of March 31, 2001
------------------------------------------------------------------------------------

                                                             Principal
                                                            Amount ($)    Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.2%
------------------------------------------------------------------------------------

 California
 Irvine, CA, Improvement Bond, Assessment District 87-8,
    Daily Demand Note, 3.6%, 9/2/2024* ...................   3,000,000   3,000,000
 Irvine Ranch, CA, Water District, General Obligation,
    Daily Demand Note, 3.6%, 4/1/2033* ...................   1,000,000   1,000,000

------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $4,000,000)                 4,000,000
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Long-Term Municipal Investments 98.8%
------------------------------------------------------------------------------------

California
ABAG Finance Authority, CA, Stanford Health Systems,
   Certificate of Participation, ETM,
    6%, 11/1/2007*** (b)..................................     605,000     688,871
Anaheim, CA, Public Finance Authority:
   Lease Revenue, Public Improvements Project:
     Series 1997 A, 6%, 9/1/2024 (b) .....................   3,500,000   4,024,650
     Series 1997 C, 6%, 9/1/2014 (b) .....................   1,000,000   1,166,910
     Series 1997 C, 6%, 9/1/2016 (b) .....................   1,000,000   1,166,070
     Series 1997 C, Zero Coupon, 9/1/2017 (b) ............   1,455,000     635,922
     Series 1997 C, Zero Coupon, 9/1/2018 (b) ............   1,000,000     409,960
Anaheim County, CA, Convention Center Financing,
   Certificate of Participation, Zero Coupon,
      8/1/2005 (b) .......................................   1,250,000   1,062,875
Cabrillo, CA, Unified School District, Capital
   Appreciation, Series 1996 A, Zero Coupon,
       8/1/2019 (b) ......................................   4,000,000   1,556,320
California Community Development Authority,
   Apartment Development Revenue Bond:
     Series 1998 A-3, 5.1%, 5/15/2025 ....................   1,000,000   1,016,730
     Series 1998 A-4, 5.25%, 5/15/2025 ...................   1,000,000   1,005,740
California Health Facilities, Finance Authority:
   Capital Appreciation, Kaiser Permanente:
     Series 1989 A, Zero Coupon, 10/1/2010 (b) ...........   3,040,000   1,990,744
     Series 1989 A, Zero Coupon, 10/1/2012 (b) ...........   4,900,000   2,863,511
California Housing Finance Agency:
   Home Mortgage Revenue, AMT:
     Series F1, 6.2%, 8/1/2005 (b) .......................     840,000     871,105
     Series F1, 6.3%, 8/1/2006 (b) .......................   1,310,000   1,372,369
     Series 1995 G, 5.7%, 2/1/2007 (b) ...................     500,000     535,790
     Series 1995 G, 5.8%, 2/1/2008 (b) ...................   1,330,000   1,427,782
     Series 1995 G, 5.9%, 2/1/2009 (b) ...................     200,000     214,926

    The accompanying notes are an integral part of the financial statements.

                                       15

                                                             Principal
                                                            Amount ($)    Value ($)
------------------------------------------------------------------------------------

    Multi-Unit Rental Housing Revenue:
     Series A, 7.4%, 8/1/2001 ...........................   1,555,000   1,567,860
     Series A, 7.45%, 8/1/2002 ..........................   1,015,000   1,048,779
     Series A, 7.6%, 8/1/2006 ...........................   4,030,000   4,241,535
     Series A, 7.65%, 8/1/2007 ..........................   2,335,000   2,459,059
     Series A, 7.7%, 8/1/2009 ...........................     700,000     737,639
     Series A, 7.75%, 8/1/2016 ..........................   2,440,000   2,560,414
     Series A, 7.8%, 8/1/2023 ...........................   2,635,000   2,766,697
     Series II, 7.3%, 8/1/2001 ..........................     375,000     377,903
     Series II, 7.35%, 8/1/2002 .........................     400,000     411,184
     Series II, 7.35%, 8/1/2003 .........................     430,000     448,606
     Series II, 7.35%, 8/1/2004 .........................     460,000     486,717
     Series II, 7.35%, 8/1/2005 .........................     495,000     529,853
California Pollution Control Financing Authority,
   Solid Waste Disposal Revenue, CanFibre of
   Riverside Project, Series 1997 A, AMT, 9%, 7/1/2019 ..   2,250,000     225,000
California Public Works Board, Department of
   Corrections, Lease Based Revenue, Medera Prison,
   Series A-2, 7.4%, 9/1/2010 (b) .......................   1,000,000   1,254,860
California Resource Efficiency Financing Authority,
   Certificate of Participation, Capital Improvement
   Program:
     Series 1997, 6%, 4/1/2010 (b) ......................   1,500,000   1,717,005
     Series 1997, 6%, 4/1/2011 (b) ......................   1,590,000   1,830,917
California Rural Home Mortgage Finance Authority, Single
   Family Mortgage Revenue, Series 2000 B, AMT, Step-up
   Coupon, 6.1% to 12/1/2000, 7.3% to 6/1/2031 ..........     910,000   1,037,700
California State, Public Works Board, Lease Revenue,
   Regents University, Series 2001 A, 5.25%,
      6/1/2013 (b) ......................................   1,000,000   1,080,840
California Statewide Communities Development
   Authority:
   Certificates of Participation:
     Children's Hospital, Series 1993, 6%, 6/1/2010 (b) .   1,000,000   1,143,520
     Lutheran Homes, Series 1993, 5.5%, 11/15/2008 ......   1,500,000   1,658,475
     Lutheran Homes, Series 1993, 5.6%, 11/15/2013 ......   4,750,000   5,265,755
     Series 1999, 6%, 8/15/2017 (b) .....................   1,000,000   1,102,070
     The Internext Group, Series 1999, 5.375%, 4/1/2030 .   5,500,000   5,079,745
Capistrano, CA, Unified School District, Improvement
   District No. 1, Series 2000 A, 6.25%, 8/1/2018 (b) ...   1,000,000   1,135,860
Castaic Lake, CA, Water Agency, Certificate of
   Participation, Water System Improvement Project,
   Series 1994 A, 7.25%, 8/1/2007 (b) ...................   1,000,000   1,190,230

    The accompanying notes are an integral part of the financial statements.

                                       16

                                                                Principal
                                                               Amount ($)    Value ($)
--------------------------------------------------------------------------------------

Center, CA, Unified School District, Capital Appreciation,
   Series 1997 C, Zero Coupon, 9/1/2014 (b) .................   2,240,000   1,186,013
Central Valley, CA, School District, Financing Authority,
   Capital Appreciation:
     Zero Coupon, 2/1/2007 (b) ..............................   1,960,000   1,547,969
     Zero Coupon, 8/1/2007 (b) ..............................   5,510,000   4,264,575
Chino Basin, CA, Regional Financing Authority, Municipal
   Water District, Sewer System, Series 1994,
   5.9%, 8/1/2011 (b) .......................................   1,290,000   1,479,849
Delmar, CA, Race Track Authority , Series 1996,
   6%, 8/15/2006 ............................................   2,000,000   2,064,600
Dry Creek, CA, Joint Elementary School District,
   Capital Appreciation:
     Series 1997 A, Zero Coupon, 8/1/2010 (b) ...............   1,120,000     749,090
     Series 1997 A, Zero Coupon, 8/1/2011 (b) ...............   1,180,000     745,312
     Series 1997 A, Zero Coupon, 8/1/2016 (b) ...............     555,000     260,822
     Series 1997 A, Zero Coupon, 8/1/2021 (b) ...............   1,920,000     663,341
     Series 1997 A, Zero Coupon, 5/1/2022 (b) ...............   1,385,000     458,227
Encinitas, CA, Unified School District, Capital Appreciation,
   Series 1996, Zero Coupon, 8/1/2017 (b) ...................   4,000,000   1,761,200
Escondido County, CA, Unified School District, Capital
   Appreciation, Zero Coupon, 11/1/2018 (b) .................   4,605,000   1,878,287
Foothill-De Anza, CA, Community College District,
   6%, 8/1/2013 .............................................   1,000,000   1,138,320
Foothill Eastern Transportation Corridor Agency, CA,
   Toll Road Revenue:
     Capital Appreciation:
       Series 1995 A, ETM, Zero Coupon, 1/1/2020*** .........   5,000,000   1,900,650
       Series 1999, Zero Coupon, 1/15/2017 (b) ..............   1,475,000     630,430
     Senior Lien:
       Series 1995 A, Step-up Coupon, ETM,
         0% to 1/1/2005, 6.95% to 1/1/2007*** ...............     575,000     520,237
       Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
         7.1% to 1/1/2011 (c) ...............................   6,000,000   5,803,140
       Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
         7.15% to 1/1/2013 (c) ..............................     975,000     944,853
       Series 1995 A, Step-up Coupon, 0% to 1/1/2005,
         7.15% to 1/1/2014 (c) ..............................   2,875,000   2,786,105
       Series 1999, Zero Coupon, 1/15/2026 ..................   1,250,000     754,313
Fresno, CA, Unified School District, Series 1999 C,
   5.9%, 2/1/2017 (b) .......................................   1,760,000   2,015,429
Healdsburg, CA, Unified School District, Capital
   Appreciation:
     Series 1997, Zero Coupon, 7/15/2011 (b) ................     400,000     253,148

    The accompanying notes are an integral part of the financial statements.

                                                                                 Principal
                                                                                Amount ($)   Value ($)
------------------------------------------------------------------------------------------------------

     Series 1997, Zero Coupon, 7/15/2012 (b) .................................     400,000     239,220
     Series 1997, Zero Coupon, 7/15/2013 (b) .................................     400,000     225,844
     Series 1997, Zero Coupon, 7/15/2014 (b) .................................     400,000     212,800
Inland Empire Solid Waste Financing Authority,
   California Landfill Improvement Financing Project,
   Series 1996 B, AMT, ETM, 6%, 8/1/2006*** (b) ..............................   1,000,000   1,110,140
Las Virgenes, CA, Unified School District, Capital
   Appreciation, Zero Coupon, 11/1/2016 (b) ..................................   1,500,000     696,300
Long Beach, CA, Bond Finance Authority Lease
   Revenue, Rainbow Harbor, Series 1999 A,
   5.125%, 5/1/2020 (b) ......................................................   2,750,000   2,782,285
Long Beach, CA, Harbor Revenue, Series 1998 A, AMT,
   6%, 5/15/2017 (b) .........................................................   1,500,000   1,703,100
Los Angeles, CA, Department of Water and Power,
   Series A-A-1, 5.25%, 7/1/2013 (b) .........................................   5,000,000   5,358,000
Los Angeles, CA, State Building Authority, Lease
   Revenue, General Services, Series 1993 A,
   5.6%, 5/1/2008 ............................................................   7,000,000   7,682,633
Los Angeles, CA, Unified School District, General
   Obligation, Series 1997 A, 5%, 7/1/2021 (b) ...............................   6,000,000   6,001,740
Los Angeles County, CA, Certificates of Participation:
   Capital Appreciation, Disney Parking Project:
     Zero Coupon, 9/1/2006 ...................................................   2,500,000   1,976,275
     Zero Coupon, 3/1/2008 ...................................................   2,780,000   2,023,284
     Zero Coupon, 9/1/2008 ...................................................   4,865,000   3,460,377
   Marina del Rey:
     Series 1993 A, 6.25%, 7/1/2003 ..........................................   1,590,000   1,634,981
     Series 1993 A, 6.5%, 7/1/2008 ...........................................   2,500,000   2,640,750
Los Angeles County, CA, Convention and
   Exhibition Center Authority, Lease Revenue,
   Series 1993 A, 6.125%, 8/15/2011 (b) ......................................   1,000,000   1,166,450
Los Angeles County, CA, Metropolitan Transportation
   Authority, Revenue, Series 1999 A, 5%, 7/1/2019 (b) .......................   2,000,000   2,015,020
Merced, CA, High School District, Capital Appreciation:
   Series 1999 A, Zero Coupon, 8/1/2015 (b) ..................................   2,090,000   1,043,370
   Series 1999 A, Zero Coupon, 8/1/2016 (b) ..................................   2,140,000   1,005,693
Metropolitan Water District of Southern California,
   Waterworks, Series 2001 A, 5.25%, 3/1/2017 ................................   3,160,000   3,297,397
Midpeninsula Regional Open Space District, CA,
   Finance Authority Revenue, Capital Appreciation,
   Zero Coupon, 9/1/2020 (b) .................................................   1,190,000     434,588
Millbrae, CA, Residential Facilities, Magnolia of Millbrae
   Project Revenue, Series 1997 A, AMT,
   7.375%, 9/1/2027 ..........................................................   4,000,000   3,958,360

    The accompanying notes are an integral part of the financial statements.

                                                               Principal
                                                              Amount ($)   Value ($)
------------------------------------------------------------------------------------

Modesto, CA, Certificate of Participation,
   Community Project, Series A, 5.6%, 11/1/2014 (b) .......   1,370,000   1,543,469
Modesto, CA, Wastewater Facilities Treatment Revenue,
   Series 1997, 6%, 11/1/2011 (b) .........................   1,255,000   1,453,968
Mojave Desert & Mountain Region, CA, Solid Waste
   Joint Powers Authority, AMT, 7.875%, 6/1/2020 ..........   2,350,000   2,501,035
Northern California Power Agency, Public Power
   Revenue, Hydroelectric Project No. 1, Series 1998 A,
   5%, 7/1/2017 (b) .......................................   2,500,000   2,532,150
Oakland, CA, Port Revenue, Series 2000 K, AMT,
   5.75%, 11/1/2014 (b) ...................................   2,500,000   2,712,400
Ponoma, CA, Unified School District, Series 1992 B,
   ETM, 6.25%, 8/1/2014*** (b) ............................   1,020,000   1,207,068
Richmond, CA, Joint Powers Finance Authority:
   Series 1996, 5.875%, 9/1/2006 ..........................     500,000     537,015
   Series 1996, 6.6%, 9/1/2016 ............................   1,000,000   1,089,640
Richmond, CA, Wastewater Revenue, Capital
   Appreciation, Zero Coupon, 8/1/2020 (b) ................   2,495,000     915,116
Riverside County, CA, Asset Leasing Corp.,
   Leasehold Revenue Project:
     Series 1997, Zero Coupon, 6/1/2015 (b) ...............   1,750,000     872,235
     Series 1997, Zero Coupon, 6/1/2016 (b) ...............   2,395,000   1,123,111
Rocklin, CA, Unified School District, Community Facilities:
   Zero Coupon, 9/1/2019 (b) ..............................   1,675,000     648,108
   Zero Coupon, 9/1/2020 (b) ..............................   1,415,000     515,782
Sacramento, CA, City Finance Authority, Lease Revenue,
   Series 1993 B, 5%, 11/1/2014 ...........................   4,200,000   4,426,884
Sacramento, CA, City Finance Authority, Revenue:
   Capital Appreciation, Tax Allocation, Series 1993 B,
     Zero Coupon, 11/1/2016 (b) ...........................   2,685,000   1,246,377
   Convention Center Hotel, Series 1999 A,
     6.25%, 1/1/2030 ......................................   4,000,000   3,975,200
Sacramento, CA, Municipal Utility District, Electric
   Revenue, Series 1997 L, 5.125%, 7/1/2022 (b) ...........   1,750,000   1,763,913
Sacramento, CA, Power Authority Cogeneration Project,
   Series 1995, 6.5%, 7/1/2004 ............................   2,000,000   2,120,540
Sacramento County, CA, Sanitation District Financing
   Authority, Revenue, Series 2000 A, 6%, 12/1/2014 .......   5,000,000   5,697,350
Saddleback Valley, CA, Unified School District, Public
   Finance Authority, Special Tax Revenue:
     Series A, 4.75%, 9/1/2020 (b) ........................   3,215,000   3,100,642
     Series 1997 A, 6%, 9/1/2013 (b) ......................   1,000,000   1,165,900
     Series 1997 A, 6%, 9/1/2014 (b) ......................   1,000,000   1,166,910
     Series 1997 A, 6%, 9/1/2015 (b) ......................   1,000,000   1,168,870

    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                        Amount ($)    Value ($)
--------------------------------------------------------------------------------

 San Bernadino, CA, Certificate of Participation,
    Medical Center Financing Project:
     Series 1994, 6%, 8/1/2009 (b) ....................   3,000,000   3,415,890
     Series 1994, 5.5%, 8/1/2017 (b) ..................   3,965,000   4,345,085
San Francisco, CA, City and County Airports Commission,
   International Airport:
     Rites-PA 662E, AMT, 6.342%, 5/1/2015** (b) .......   1,530,000   1,762,958
     Rites-PA 662F, AMT, 6.541%, 5/1/2016** (b) .......   1,625,000   1,894,068
San Francisco, CA, City and County Redevelopment
   Agency:
     Hotel Tax Revenue, Series 1998, 5%, 7/1/2018 (b) .   4,000,000   4,042,520
     Residential Facility, Coventry Park Project,
       Series 1996 A, AMT, 8.5%, 12/1/2026 ............   2,000,000   1,889,620
San Francisco, CA, Redevelopment Finance Agency,
   Tax Allocation Revenue, Series A, Zero Coupon,
   8/1/2003 (b) .......................................   1,080,000     996,030
San Joaquin Hills, CA, Revenue, Capital Appreciation,
   Series 1997 A, Zero Coupon, 1/15/2012 (b) ..........   2,500,000   1,519,900
San Joaquin Hills, CA, Transportation Corridor Agency:
   Toll Road Revenue:
     Junior Lien, ETM:
       Series 1993, Zero Coupon, 1/1/2002*** ..........     515,000     503,418
       Series 1993, Zero Coupon, 1/1/2006*** ..........     200,000     166,730
       Series 1993, Zero Coupon, 1/1/2010*** ..........   1,500,000   1,031,430
     Senior Lien:
       Series 1993, 5%, 1/1/2033 (b) ..................   1,000,000     974,300
       Series 1993, Step-up Coupon, ETM,
         0% to 1/1/2002, 7.35% to 1/1/2005*** .........   2,500,000   2,674,425
       Series 1993, Step-up Coupon, ETM,
         0% to 1/1/2002, 7.4% to 1/1/2007*** ..........   6,000,000   6,703,020
       Series 1993, ETM, Zero Coupon, 1/1/2004*** .....   1,000,000   1,040,510
       Series 1993, ETM, Zero Coupon, 1/1/2014*** .....   2,500,000   1,369,575
       Series 1997 A, Zero Coupon, 1/15/2015 (b) ......   2,065,000   1,049,949
San Jose, CA, Financing Authority Revenue,
   Capital Appreciation:
     Series 1993 B, ETM, Zero Coupon, 11/15/2003*** ...     365,000     333,610
     Series 1993 B, Zero Coupon, 11/15/2003 ...........     370,000     335,923
     Series 1993 B, ETM, Zero Coupon, 11/15/2004*** ...     795,000     698,177
     Series 1993 B, Zero Coupon, 11/15/2004 ...........     810,000     704,797
     Series 1993 B, ETM, Zero Coupon, 11/15/2005*** ...     795,000     669,939
     Series 1993 B, Zero Coupon, 11/15/2005 ...........     810,000     674,576
     Series 1993 B, ETM, Zero Coupon, 11/15/2006*** ...     795,000     641,342
     Series 1993 B, Zero Coupon, 11/15/2006 ...........     810,000     644,136

    The accompanying notes are an integral part of the financial statements.

                                                          Principal
                                                         Amount ($)     Value ($)
-----------------------------------------------------------------------------------

 Santa Ana, CA, Finance Authority, Lease Revenue,
    Police Administration and Holding Facility,
   Series 1994 A, 6.25%, 7/1/2024 (b) ...................   2,000,000   2,367,400
Santa Clara County, CA, Finance Authority, Lease
   Revenue, VMC Replacement Project,
   7.75%, 11/15/2008 (b) ................................   3,250,000   4,055,350
Santa Cruz County, CA, Certificates of Participation,
   Capital Facilities Project:
     Series 1997, 5.5%, 9/1/2017 (b) ....................   1,005,000   1,107,791
     Series 1997, 5.5%, 9/1/2018 (b) ....................   1,060,000   1,160,721
     Series 1997, 5.6%, 9/1/2019 (b) ....................   1,115,000   1,228,262
     Series 1997, 5.6%, 9/1/2020 (b) ....................   1,180,000   1,295,959
     Series 1997, 5.65%, 9/1/2024 (b) ...................   1,445,000   1,589,587
     Series 1997, 5.65%, 9/1/2025 (b) ...................   1,520,000   1,673,186
     Series 1997, 5.65%, 9/1/2026 (b) ...................   1,605,000   1,767,635
Santa Margarita/Dana Point, CA:
   Improvement Districts 1-2-2A and 8, Series 1994 A,
     7.25%, 8/1/2006 (b) ................................     465,000     544,115
   Improvement Districts 3, 3A, 4 and 4A,
     Series 1994 B, 7.25%, 8/1/2005 (b) .................   2,895,000   3,317,409
Santaluz Community Facilities District No. 2, CA,
   Special Tax:
   6.25%, 9/1/2021 ......................................   1,000,000   1,010,710
   6.375%, 9/1/2030 .....................................   1,000,000   1,012,510
South Placer Wastewater Authority, CA, Wastewater
   Revenue, Series 2000 A, 5.5%, 11/1/2013 (b) ..........   1,000,000   1,099,660
South Tahoe, CA, Joint Powers Financing Authority,
   Series 1999 A, 7.3%, 10/1/2007 .......................   2,500,000   2,504,400
Southern California Public Power Authority:
   Series 1989, 6.75%, 7/1/2010 .........................   6,000,000   7,109,400
   Transmission Project Revenue, Capital Appreciation,
     Zero Coupon, 7/1/2015 ..............................   2,000,000     996,920
State of California, General Obligation:
   Series 1991, 6.5%, 9/1/2010 ..........................   1,305,000   1,539,248
   Series 1997, 5%, 10/1/2018 (b) .......................   2,150,000   2,169,415
   Series 2000, 5.75%, 10/1/2010 ........................   7,000,000   7,857,500
   Series 2000, 5.5%, 5/1/2011 ..........................   5,500,000   6,044,500
   Series 2000, 5.5%, 12/1/2011 .........................   3,000,000   3,314,730
   Series 2000, 5.25%, 12/1/2019 ........................   5,000,000   5,119,600
   Series 2001, 5.5%, 3/1/2014 ..........................   4,000,000   4,288,920
Tustin, CA, Unified School District, Community Facilities
   District No. 97-1, Special Tax, 6.25%, 9/1/2021 ......     750,000     766,275
Watsonville, CA, Community Hospital Revenue,
   Series 1996, 5.95%, 7/1/2007 .........................   1,135,000   1,275,309

    The accompanying notes are an integral part of the financial statements.

                                                                          Principal
                                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------------------

West Covina, CA, Queen of the Valley Hospital,
   Certificate of Participation, Hospital Revenue,
   Series 1994, ETM, 5.8%, 8/15/2001*** ................................     750,000     758,588
West Covina, CA, Redevelopment Agency Facility,
   Series 1996, ETM, 5.75%, 9/1/2009*** ................................     865,000     949,900
Puerto Rico
Puerto Rico Commonwealth, Highway & Transportation
   Authority, Highway Revenue, Series 1996 Z, 6.25%,
   7/1/2014 (b) ........................................................   1,000,000   1,188,090
Puerto Rico Commonwealth, Infrastructure Financing
   Authority, Series 2000 A, 5.5%, 10/1/2020 ...........................     500,000     538,660
Puerto Rico Commonwealth, Inverse Floating Rate,
   Rites-PA 620B, 6.784%, 7/1/2014** (b) 1,500,000 1,989,420 Puerto Rico
Electric Power Authority, Power Revenue:
   Series 2000 HH, 5.75%, 7/1/2014 (b) .................................   1,250,000   1,404,163
   Series 2000 HH, 5.75%, 7/1/2015 (b) .................................   2,300,000   2,566,800
Puerto Rico Municipal Finance Agency,
   Inverse Floating Rate:
     Rites-PA 645B, 6.376%, 8/1/2013** (b) .............................   1,145,000   1,414,522
     Rites-PA 645D, 6.804%, 8/1/2015** (b) .............................   1,225,000   1,530,307
Puerto Rico Public Building Authority, Government
   Facilities Revenue, Series 1995 A, 6.25%, 7/1/2013 ..................   1,000,000   1,187,830
Virgin Islands
Virgin Islands Public Finance Authority:
   Matching Fund Loan Notes, Revenue, Series 1992 A,
     ETM, 7%, 10/1/2002*** .............................................   1,000,000   1,056,380
   Revenue Bond, Series 1999 A, 6.5%, 10/1/2024 ........................   2,500,000   2,684,025
Virgin Islands, Special Tax Bonds, Hugo Bonds,
   Prerefunded 10/1/2001, 7.75%, 10/1/2006 (c) .........................   1,180,000   1,225,631
------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $293,880,195)                            316,119,454
------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $297,880,195) (a)                         320,119,454
------------------------------------------------------------------------------------------------

* Floating rate and monthly, weekly or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of March 31, 2001.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a Trustee and used to pay principal and interest on bonds so designated.

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $297,880,195. At March 31, 2001, net unrealized appreciation for all securities based on tax cost was $22,239,259. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $24,823,851 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,584,592.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

     AMT: Alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

Financial Statements
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
Statement of Assets and Liabilities as of March 31, 2001
----------------------------------------------------------------------------------------

Assets
----------------------------------------------------------------------------------------
Investments in securities, at value (cost $297,880,195) ................   $ 320,119,454
Cash ...................................................................         945,216
Interest receivable ....................................................       3,600,868
Receivable for Fund shares sold ........................................         139,341
                                                                           -------------
Total assets ...........................................................     324,804,879

Liabilities
----------------------------------------------------------------------------------------
Dividends payable ......................................................         431,711
Payable for Fund shares redeemed .......................................         186,955
Accrued management fee .................................................         162,094
Accrued reorganization costs ...........................................          31,005
Other accrued expenses and payables ....................................          38,149
                                                                           -------------
Total liabilities ......................................................         849,914
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 323,954,965
----------------------------------------------------------------------------------------

Net Assets
----------------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on investments ..............      22,239,259
Accumulated net realized gain (loss) ...................................      (5,522,880)
Paid-in capital ........................................................     307,238,586
----------------------------------------------------------------------------------------
Net assets, at value                                                       $ 323,954,965
----------------------------------------------------------------------------------------

Net Asset Value
----------------------------------------------------------------------------------------
Class S
Net Asset Value, offering and redemption price per share ($323,954,965 /
   29,022,888 outstanding shares of beneficial interest, $.01 par value,   --------------
   unlimited number of shares authorized) ..............................   $       11.16
                                                                           --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended March 31, 2001
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 17,425,428
                                                                  --------------
Expenses:
Management fee ................................................      1,928,373
Administrative fee ............................................        238,386
Services to shareholders ......................................         90,969
Custodian and accounting fees .................................         51,141
Auditing ......................................................         27,250
Legal .........................................................          1,380
Trustees' fees and expenses ...................................         50,743
Reports to shareholders .......................................         12,787
Registration fees .............................................         17,331
Reorganization ................................................         32,783
Other .........................................................          3,489
                                                                  --------------
Total expenses, before expense reductions .....................      2,454,632
Expense reductions ............................................        (26,695)
                                                                  --------------
Total expenses, after expense reductions ......................      2,427,937
--------------------------------------------------------------------------------
Net investment income                                               14,997,491
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------
Net realized gain (loss) from investments .....................      1,319,266
Net unrealized appreciation (depreciation) during the period
   on investments .............................................     13,988,604
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                          15,307,870
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $ 30,305,361
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                          Years Ended March 31,
Increase (Decrease) in Net Assets                         2001             2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  14,997,491    $  15,304,162
Net realized gain (loss) on investment
   transactions ...................................       1,319,266       (2,198,636)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      13,988,604      (14,884,705)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      30,305,361       (1,779,179)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................            (658)            --
                                                      -------------    -------------
  Class S .........................................     (14,996,833)     (15,304,162)
                                                      -------------    -------------
Net realized gains:
  Class S .........................................            --           (147,090)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      56,412,187       62,587,325
Reinvestment of distributions .....................       9,736,796        9,886,007
Cost of shares redeemed ...........................     (66,859,015)     (86,144,466)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................        (710,032)     (13,671,134)
                                                      -------------    -------------
Increase (decrease) in net assets .................      14,597,838      (30,901,565)
Net assets at beginning of period .................     309,357,127      340,258,692
                                                      -------------    -------------
Net assets at end of period .......................   $ 323,954,965    $ 309,357,127
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

------------------------------------------------------------------------------------
Years Ended March 31,                     2001     2000     1999     1998    1997
------------------------------------------------------------------------------------
Net asset value, beginning of period    $10.64   $11.18   $11.06   $10.39  $10.36
------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                    .52      .51      .51      .52     .52
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions        .52     (.53)     .12      .69     .04
------------------------------------------------------------------------------------
  Total from investment operations        1.04     (.02)     .63     1.21     .56
------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                   (.52)    (.51)    (.51)    (.52)   (.52)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                              --     (.01)      --     (.02)   (.01)
------------------------------------------------------------------------------------
  Total distributions                     (.52)    (.52)    (.51)    (.54)   (.53)
------------------------------------------------------------------------------------
Net asset value, end of period          $11.16   $10.64   $11.18   $11.06  $10.39
------------------------------------------------------------------------------------
Total Return (%)                         10.11     (.21)    5.78    11.85    5.44
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)     324      309      340      324     289
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                             .78(b)   .76      .76      .78     .78
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                             .77(b)   .76      .76      .78     .78
------------------------------------------------------------------------------------
Ratio of net investment income (%)        4.78     4.78     4.55     4.79    4.98
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                 23       40       41       22      71
------------------------------------------------------------------------------------

(a)  On October 2, 2000, existing shares of the Fund were redesignated as Class
     S.

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .76% and .76%, respectively (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder California Tax Free Fund (the "Fund") is a diversified series of Scudder California Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. After October 30, 2000, Class AARP shares were closed to new investors and were liquidated on January 3, 2001. In addition, after December 29, 2000, Class S shares of the Fund are generally not available to new investors.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $3,994,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003 ($1,631,000), March 31, 2004 ($392,000) and March 31, 2008 ($1,971,000),
the respective expiration dates, whichever occurs first.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended March 31, 2001, purchases and sales of long-term municipal securities aggregated $71,148,753 and $77,368,366, respectively.

C. Related Parties

As described in Note F, Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Zurich Scudder Investments, Inc., ZSI directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 0.625% of the first $200,000,000 of the average daily net assets and 0.60% of such net assets in excess of $200,000,000, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with the Advisor. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 0.625% of the first $200,000,000 of the Fund's average daily net assets, 0.60% of the next $300,000,000 of such net assets and 0.575% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

For the year ended March 31, 2001, the fees pursuant to the Agreement and the Management Agreement amounted to $1,928,373, which was equivalent to an annual effective rate of 0.61% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period October 2, 2000 through March 31, 2001, the Administrative Fee charged to the Fund amounted to $238,386, of which $27,772 is unpaid at March 31, 2001.

Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $66,500, all of which is paid.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $29,408, all of which is paid.

Effective October 2, 2000, the above fees will be paid by the Advisor in accordance with the Administrative Agreement.

Trustees' Fees and Expenses. The Fund pays each of its Trustees not affiliated with the Advisor an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended March 31, 2001, Trustees' fees and expenses aggregated $15,771. In addition, a one-time fee of $34,972 was accrued for payment to those Trustees not affiliated with the Advisor who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has borne $17,486 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended March 31, 2001, the Fund's custodian fees were reduced by $8,329. Prior to October 2, 2000, transfer agent fees were reduced by $880.

Effective October 2, 2000, transfer agent credits will no longer be used to reduce Fund expenses.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33% of its net assets under the agreement.

F. Reorganization

In early 2000, ZSI initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds.

On November 13, 2000, the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Fund and the Kemper California Tax-Free Income Fund, pursuant to which Kemper California Tax-Free Income Fund would acquire all or substantially all of the assets and liabilities of the Fund in exchange for shares of the Kemper California Tax-Free Income Fund. The proposed transaction is part of the Advisor's initiative to restructure and streamline the management and operations of the funds it advises. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 24, 2001.

As a result of the Reorganization, each shareholder of the Fund will become a shareholder of the Kemper California Tax-Free Income Fund and would hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional voting shares of the Kemper California Tax-Free Income Fund having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Fund fail to approve the Reorganization, the Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

Costs incurred in connection with these restructuring initiatives are being borne jointly by ZSI and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

G. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:

                                         Years Ended March 31,
                                 2001                              2000
                   ------------------------------------------------------------------
                       Shares           Dollars          Shares           Dollars
Shares sold
-------------------------------------------------------------------------------------
Class AARP* ........        6,947   $       75,087               --   $           --
Class S** ..........    5,195,366       56,337,100        5,815,536       62,587,325
                                    --------------                    --------------
                                    $   56,412,187                    $   62,587,325
                                    --------------                    --------------

Shares issued to shareholders in reinvestment of distributions
-------------------------------------------------------------------------------------
Class AARP* ........           21   $          225               --   $           --
Class S** ..........      895,461        9,736,571          928,209        9,886,007
                                    --------------                    --------------
                                    $    9,736,796                    $    9,886,007
                                    --------------                    --------------

Shares redeemed
-------------------------------------------------------------------------------------
Class AARP* ........       (6,968)   $     (77,181)              --   $           --
Class S** ..........   (6,155,746)     (66,781,834)      (8,084,463)     (86,144,466)
                                    --------------                    --------------
                                     $ (66,859,015)                    $ (86,144,466)
                                    --------------                    --------------

Net increase (decrease)
-------------------------------------------------------------------------------------
Class AARP* ........           --   $       (1,869)              --   $           --
Class S** ..........      (64,919)        (708,163)      (1,340,718)     (13,671,134)
                                    --------------                    --------------
                                    $     (710,032)                    $ (13,671,134)
                                    --------------                    --------------

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to January 3, 2001 (liquidation of Class AARP).

**   On October 2, 2000, existing shares of the Fund were redesignated as Class
     S.

H. Adoption of New Accounting Principle

The Fund will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The revised Audit and Accounting Guide will require the

Fund to accrete market discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of certain of its fixed-income securities by the cumulative amount of market discount accretion that would have been recognized had market discount accretion been in effect from the purchase date of each holding. The adoption of this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain (loss) in the Statement of Operations.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder California Tax Free Trust and the Shareholders of Scudder California Tax Free Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder California Tax Free Fund (the "Fund") at March 31, 2001 and the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
May 14, 2001

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------

Of the dividends paid from net investment income for the taxable year ended March 31, 2001, 100% are designated as exempt interest dividends for federal income tax purposes.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Linda C. Coughlin*

  o   President and Trustee

Henry P. Becton, Jr.

  o   Trustee; President, WGBH
      Educational Foundation

Dawn-Marie Driscoll

  o   Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

Edgar R. Fiedler

  o   Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

Keith R. Fox

  o   Trustee; General Partner,
      The Exeter Group of Funds

Joan E. Spero

  o   Trustee; President, The Doris
      Duke Charitable Foundation

Jean Gleason Stromberg

  o   Trustee; Consultant

Jean C. Tempel

  o   Trustee; Managing Director,
      First Light Capital, LLC

Steven Zaleznick

  o   Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

Eleanor R. Brennan*

  o   Vice President

Thomas V. Bruns*

  o   Vice President

Philip G. Condon*

  o   Vice President

William F. Glavin*

  o   Vice President

James E. Masur*

  o   Vice President

Howard S. Schneider*

  o   Vice President

John Millette*

  o   Vice President and Secretary

Kathryn L. Quirk*

  o   Vice President and Assistant Secretary

John R. Hebble*

  o   Treasurer

Brenda Lyons*

  o   Assistant Treasurer

Caroline Pearson*

  o   Assistant Secretary

*Zurich Scudder Investments, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments